Exhibit 3.3

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR

IN THE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

MEWBOURNE ENERGY PARTNERS 07-A, L.P., a Delaware limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, DOES HEREBY CERTIFY:

1.	The name of the limited partnership is MEWBOURNE ENERGY PARTNERS 07-A, L.P.

2.	That a Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 07-A, L.P. was filed with the Secretary of State of Delaware on February 22, 2007.

3.	That a Certificate of Amendment to the Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 07-A, L.P. was filed with the Secretary of State of Delaware on August 13, 2007, and said Certificate of Amendment to the Certificate of Limited Partnership requires correction as permitted by Section 17-213 of the Delaware Revised Uniform Limited Partnership Act.

4.	The inaccuracy or defect of the Certificate of Amendment to the Certificate of Limited Partnership to be corrected is Exhibit A thereto, which contains a list of the general partners, referred to in Article Two thereof. Such Exhibit A, as originally filed, fails to name all such general partners.

5.	Exhibit A to the Certificate of Amendment to the Certificate of Limited Partnership is corrected to read as set forth in Exhibit “A” attached hereto.

IN WITNESS WHEREOF, the undersigned, the managing general partner by and through a duly authorized officer thereof and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, have executed this Certificate of Correction to the Certificate of Amendment to Certificate of Limited Partnership on this 12th day of December, 2007.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
SCOTT KAUP	PATRICIA A LONGENECKER

AUDREY J OLSON	VIRGINIA T UPTON

JOHN E LANDWEHR LIVING TRUST	LUTHER JOE & JANET K MOORE

RALPH W MINARD LIVING TRUST	MATHIAS C HERMANN LIV TRUST

RONALD FILANTE	GEORGE E JR & LISA C ANTON

WAMHOFF REVOCABLE TRUST	VICTORIA HADDOCK TRUST

JAMES E VAUX JR	ELIZABETH M BIESTEK TRUST

DONALD J DORR	JOHN P BIESTEK TRUST

DAVID L & DIANE M GRUBBS TRUST	KAREN KINSELLA TRUST

ESTHER CALCATERRA REV LIV TRST	MICHAEL J WEPPNER TRUST

GEORGE E GUTTSCHALK DECL TRUST	JOSEPH M GIAMBALVO

EDWARD T SPROCK TRUST	RICHARD DONNELLY

THOMAS C BODE	JOHN W RUDIBAUGH

CLAUDIA H PETERS	JOSEPH R WALLA

GEORGE S & SUSAN D TEMPLETON	SANFORD T & DOROTHY WARD

SIMMONS REVOCABLE TRUST	HEIDI E KOIZUMI TRUST

EDWARD G & REBECCA A LIPPITT	DOUGLAS & COLLETTE KUBOTA

ROSEMARY KINDER REV LIV TRUST	GEORGE TAMASHIRO TRUST

ALBERT D BALLANCE	ERIC KVICK

RICHARD D LIND REV LIVING TRST	EUGENE & MARY HOWLAND LIV TRST

KEVIN P KERTZ	JOSEPH M CHESMER

LOIS A MINTO REV LIVING TRUST	PATRICIA A VIVIANO REV TRUST

R RUSSELL DARBY	FRED & JEAN E GERGER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JESSE L & CHARLENE SZWARGULSKI REV TR	MICHAEL W SCOTT LIVING TRUST

LARRY & BEVERLY HUMPHRIES REV TR	CHRISTOPHER PAGE

DOROTHY I GOGGIO REV LIV TRUST	DARRELL & SUE HINSON

JOHN H SUCHAN REV LIVING TRUST	S A SHACKELFORD & A SHACKELFORD

ALAN R & LINDA A KERTZ	BRUCE & DIANE JARDINE

GERALD K BODAMER TRUST	FLYNN CASE

JOHN G MERGNER SR	KATHLEEN LYSAUGHT

MICHAEL & KATHLEEN DIESMAN FAM TR	ROGER A NOSAL TRUST

SADASHIV D PARWATIKAR	MICKEY O BOLES

VERNON J & BETTY JANE SCHMITZ	STEWART E SMITH

MARYANN SCHUERMANN REV TRUST	ADRIAN & PATRICIA TOADER TRUST

G PETE FIELDS	JOHN BRAMWELL PADGETT III TRST

CARL J & JUDITH A MODZINSKI	STEVEN MENTO

BARBARA J RICHTER LIVING TRUST	ERWIN C & ELAINE USHER

JANIS A HART REV LIVING TRUST	RANDY J & PAMELA K POTTS

DILLON TRULOVE REV TRUST	GERALDINE F WILLIAMS REV TRUST

JOHN P CAVANAUGH REV LIV TRUST	MARK A SHAPIRO

DONNA GAIL ENRICO	RALPH T & JOAN T SAVARESE

ANTHONY & SUE TOSTO	ARVIN D & FRANCES C SOOTER

DANIAL L POEL & ROBBIE L ROSE-POEL	WILLIAM D & LINDA A MCGREGOR

GERARD & SHERRILL FROESEL	ROBERT P & PATSY L STEPHENS

DEBRA L ALBAIR TRUST	JON HELGESON

LORIN CHUN	CAROL S POWELL

VINCE BLOM	VIRGINIA M & LAUREN N MULKEY

M J COSTIGAN & C L SEGERSTEN	WINSTON B & GLORIA ROSS

ROBERT J WAFER	PETER K DALY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ROY JOHNSTON	MARK A & SUSAN K MCCLURE

KAWASHIMA LIVING TRUST	THOMAS & KATHI SLAUGHTER TRUST

JENNIFER K MAII	ROB & KARLYN SMITH TRUST

JANET L HARRIS LIVING TRUST	NANCY L GASHO LIVING TRUST

DONNA CARLTON	VICTOR N SOLT

WANDA L ANDERECK REV LIV TRUST	ERIC H MELENBRINK

JOHN D & KAY M VAN RYSWYK	ROBERT C HUBBARD III

MELVIN J JR & SUSAN RECTOR	HAL H JOHNSON

LEONARD LYNCH	JOHN R & PATRICIA A OSBORNE

MAU LIVING TRUST DTD 4/11/97	BARRY & CARYN B DANOFF

GEORGE III & MICHELLE COOKE	KATHERINE YOUNG

GEORGE H & JERI A LEVESQUE	TAYLOR FAMILY LIVING TRUST

PATRICIA P PETER REV LIV TRUST	ROBERT A PIQUETTE

MARGERY M MARSHALL TRUST	J & E WEBER FAMILY LIVING TRST

KENNETH HALVELAND LIVING TRUST	SUSAN C KASPER

EVAH B JOHNSON REV LIV TRUST	ROSE MARIE CONFESSORE

MILDRED M JOHNSON REV LIV TRST	CHARLES B BOYD

VERA LOPEZ REVOCABLE TRUST	DONALD & BARBARA MOORE

ROBERT H & LYNN R SMITH	PRATHER FAMILY TRUST

CHARLES & GAIL KREITNER	DENNIS & PATRICIA WEIDKAMP TRS

CHARLES L CALCATERRA III TRUST	ROLAND U HOFFMANN

PAULA M GULLEY	B J SWENSON & K J SWENSON

KNESS TRUST AGREEMENT	PATRICK E & LISA A MCALEENAN

NANCY M FARMER TRUST	STEVEN WHITE

MELBA JEAN WEHMEIER	CHARLIE & ANN SPOHN

RONALD P LIEWER	MARY E DIPPOLD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ABE WALSTON II	RONALD E & NANCY J PURCELL

EUGENE F HOLLAND JR	ANNE S HALL

TERRI J SWANSON	DANA M SEXTON

BECKMANN REVOCABLE LVING TRUST	ANITA B MARKWARDT

CAZAUX LIVING TRUST	RICK & PAULA SITZMAN

DELORES A STOLTMAN	RAYMOND & CARLA WERNER

JIM KENNEDY & MARGARET A KENNEDY	LINDA K & TRAVIS A TIPTON

THOMAS E & JOYCE L NICCUM TRST	CATHERINE FLOWERS

JOE A & ROLYNN M ROSE	ROBERT A BEASLEY

JAMES G & REBECCA A HGRATTAN MD	HENRY A & CAROLYN F PELLERIN

JOANNE S IVERSON LIVING TRUST	PAMELA P J & GLEN T GOYA

ALVIN M ABE	JOSE M JR & ROSEMARY SUMAJIT

SARA A PARSONS	RICHARD A & MARGARET ZOLLER

KEVIN F JAMES	HURT FAMILY TRUST

CLAIRE E BORK	CONNORS FAMILY LIVING TRUST

WALTER A BORK	MICHAEL D SEGAL

HOLSTINE LIVING TRUST	ROBERT & ONA J TILLEY REV TRST

RICHARD A & JUDITH B SOSIS	LYNN HYDE LIVING TRUST

DONALD W COHEN	DONALD W PATT LIVING TRUST

LOUIS EDWARD SANCLEMENTE TRST	JOYCE E STENSRUDE REV TRUST

MARIAN Y L HO TRUST	PHILLIP R NEFF REV TRUST

MICHAEL R & WENDY IRWIN	SAAR TRUST

MICHAEL J FORKINS	MICHAEL & ASHLEY ULRICH

STEPHEN C MD & J D ROCHMAN	JAMES & WANDA BENNETT

FOGLE LIVING TRUST	J MICHAEL BURDINE

NANCY L DORLAC TRUST	RICHARD J JAROSINSKI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
DONALD RATAJCZAK PHD	PHIL & DEBORAH MAIESE

THOMAS & MARGIE CARTER	NOVIL INC

RICHARD W PATTON	JAMES O PITLYK LIVING TRUST

THOMAS & NORMA REILLY	DAN D & DIXIE L SPARROW

VICTORIA J DORR TRUST	LAWRENCE GORDON MOUNTFORD

JAMES M STANFIELD	THOMAS H MCCONNELL

ROBIN & DAN FULLER	KIMBERLY A JAEGER

DAVID R DYE	BARBARA J B WHITNEY

PATRICK J & BRENDA CLARKE TRST	MILTON O CRITCHFIELD

HALLMARK-SOUTHWEST CORP	SUSAN L SEEP LIVING TRUST

BRAMMER FAMILY TRUST	KUZMA REVOCABLE LIVING TRUST

WAYNE F SCHILLY REV LIV TRUST	GARY F & NANCY G KREIL

ROBERT & LING FU WYLIE	WILLIAM M FRITZ

THE WEST TRUST	TOMMY J & MICHAELYN CLARK

HAROLD L & LILA M BUMANN TRUST	RUSSELL WALKER

THE GUNTHER 93 FAMILY TRUST	SHERYL A BATEMAN

NORMA J DILLS REV TRUST	G TRAVIS LEISSNER JR

ROBERT A & ELLA M RUSSELL	MARY F MOELLERING REV LIV TRST

DONALD J BEARY	ROBERT L CAMENZIND REV LV TRST

MCGLAUGHLIN REV LIV TRUST	KIMBERLY K DRAKE REV LIV TRUST

CHARLES F & GLORIA BENZIE TRST	PATRICIA ANN SAINT-MU REV TRST

JOAN L SEDLACEK TRUST	ELEANOR MOYLAN

STEVEN KAI HARRISON	RICHARD R BARON

RICHARD B SANFORD	ANN MARIE MAYEFSKIE REV TRUST

RICHARD S & WANDA J ANTHONY	JAMES C RINGENOLDUS TRUST

ROBERT ROGGE	JOAN M LACAVA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
THOMAS F HOWELL	JOAN H ERICSON REV LIVING TRST

JOHN R ARRIETA	GLENN S & PAMALA J AGNEW

JOE ED & NAN JO BURNAM	DWIGHT L & PAULA K STANLEY

MAGGIE KLEIN	BRANTLEY T & HARTLEY G ONLEY

BUFORD L BROCK TRUST	FERRE & MARQUET TRUST

RETHA SMITH	BROWN FAMILY LIVING TRUST

RICHARD E SLYE TRUST	BETTYE SCOVILLE

GEORGE R HARTNETT	PAT S WETZEL TRUST

MARCIA J LOESING REV LIV TRUST	SHARPE & MARY JOHN JOHNSON

RONALD & CAROL SCHMIDT LIV TR	MARK F BOHN

JOHN C TORRENCE	JOHN D BROWN

BRUCE B & GABRIELE D CLARK	MUKUND G & SUREKHA PAI

LISA J HANSARD MD & PATRICK A HASKELL MD	R C CARROLL JR & V B CARROLL

LINDA M KRUENEGEL REV LIV TRST	PETER BAXTER

SUMIKO GUMMERT TRUST	COFFIN FAMILY TRUST

LEE D PENNINGTON	MICHAEL & MARY GEORGAROS TRUST

RICHARD & JANE D MULBERRY REV TR	CATHERINE M LALEMAN

DAVID E & DONNA L RINEY	MCGRADY & DELMA J ANDERSON

NANCY S FLETCHER	VERNETTA DERAMUS

DEAN A HOLLAND	RICHARD J & ALICIA S KRIESE

JOHN H TOWERS	CZYSZ LIVING TRUST

JAMES GOMEZ TRUST	JOHN R & MARY N LAYTON

FRANCES R WAINWRIGHT	JANE LAMPRECHT REV TRUST

NAES LIVING TRUST DATED 2/6/1	RUTH M & JACK SHUCK

ROBERT W TOBEY	JOHN L III & SUSAN CIPYAK

RICHARD P CARNEY	STEPHEN A FROHLING TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JACK L BAKER	JERRY & SHARON FITZGERALD

EDWARD P MURRAY	DOROTHIE HALL TRUST

JERRY ROCHMAN	PETER A STOLZE REV TRUST

V R MORROW & V F MORROW	SIMON BOBBY & DEANNA ENGRAM

WILLARD L & CLETA B DIX	THE KATZ TRUST

DAVID M & JANE DICKERSON TRUST	DANIEL CHOJNOWSKI REV TRUST

GEORGE & LOYD MARILYN WELCH	JOHN P & TAMMIE L GINGAS

ROGER ROCHMAN	DATHEL LACKEY TRUST

BRIAN T HART	PHILLIP L CACIOPPO

WATSON REVOCABLE LIVING TRUST	PORTIA FAULKNER TRUST

JAY A WALLINGER	JOHN G GAFFNEY

THOMAS R SR & DONNA L KRINGS	WILLIAM C MOSIER

JOHN N SINGLETON	JEFFREY T COLLINS

KENNETH & CYNTHIA A TROTTA	PENNY A & DOUGLAS E KEUTHER

WILLIAM C MUSSON	SUSAN HEDRICK DUCLOS TRUST

DONALD M HUFFMAN REV TRUST	THE IAN METZKER TRUST

NICHOLAS & VIRGINIA O CAROSI III	MCPHETERS FAMILY TRUST

CHARLES E & JANET K WHETSEL III	S L WHITE & K J WELSH

EDWARD F CLARKE LIV TRUST	ROBERT FROMM

TERRENCE E & CHERYL B STIFTER	BAYLESS FAMILY TRUST

STEPHEN W COLBY	TOM COOPER

JAMES KEVIN BROWN	MICHAEL P & MADONNA B ROTH

THOMAS W BODENSTEINER	DEBORAH S VERDIER

PATRICIA A MCCAREY REV TRUST	BARBARA COSSARINI LIV TRUST

HUGH G SHEARIN	MARK ADOLPHUS FAMILY TRUST

JUNE S SHEARIN	HOFFMAN LIVING TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
JOHN H HIGH	NORMAN & MARILYN POWITZKY

LOIS COHORST	JAY DEE HORNE FAMILY TRUST

RICHARD M WATERS JR	HOWARD BALM TRUST

EDWIN T MCCAIN	ROBERT L KUBAN TRUST

GARY G & JERIE A SCHWARTZ	JAMES A CARTER FAMILY TRUST B

WILLIAM B COLBY	ROBERT & CAROLYN KIRSTEN

DAVID S HODGES MD	JOHN T & PAULA J CHAFFEY

NEIL A KURTZMAN	FRANK J RUFFINO LIVING TRUST

JUDY S JAHNCKE LIVING TRUST	ERIC GUARDINO & BRENDA CORRIGAN

DONALD E JAHNCKE LIV TRUST	ALAN D PIAKER

BRUCE J RAILEY	GINA F SONDER

FRANCES WALNE	M P O’BRIEN & J A SCHLEGEL

ROGER & MARY BERCHTOLD FAM TRS	MICHAEL S & STEPHANIE P CALLAWAY

ARTHUR A YOSHIMURA	CHRISTINE ARMSTEAD

JANICE L KINTNER	TODD J & LISA J ABEL

PATRICK J CONROY	LACKEY PRIVATE ANNUITY TRUST

MICHAEL J POLLEY	MARK R ROGERS

DAVID GEORGE BASSITT	LARRY S GORDON

WILLIAM M CONROY III	JOHN D MAYBEE

FREDERICK D & GLENNA ENGLE	TILTON FAMILY TRUST

KRISHNA K SINGH	MARK K TAOSAKA

AMBROSE CHAN	ALAN H TERAMURA

JOYCE T WEINGARTNER	THEODORE R & LINDA D BONGARTZ REV TR

CHRISTOPHER D & MELISSA K LIND	KENTON L BEAL

REID T IWAMOTO	GLENN S SUEYOSHI

SEE BA THEE	GENEVA G WILLIS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MARC R SPORTSMAN	JOEL HARRIS

JAMES W & ELAINE M BORLAND	STANLEY MARCUS

MARILYN M SUE LIVING TRUST	ROBERT BERNSTEIN

ADELE J FINLEY REV LIV TRUST	ARLENE LOWY RAU

OUTLAW FAMILY TRUST	NATHAN SAVITZ

TIMOTHY D SCHROEDER REV TRUST	MITCHELL J & TONI M SLEEME

WOODROW W & EDITH WILSON TRUST	A J VAHRENKAMP & K L HULTQUIST

MICHAEL & KATHY RECKERT	CARROLL LIVING TRUST

ROBERT C HARRINGTON REV TRUST	REEGLER FAMILY TRUST

DOROTHY ECKERT TRUST	ROBERT J & JENNIFER C GRAHAM

MATTHEW & HEATHER BRUENING	ROBERT W DORN

NED & SHARON DANUSER	SHARON DOREY

BARBARA K SILBER	MARGARET E WEILAND

KEVIN M LEWIS TRUST	MARY KATE WALKER

DORIS W FINDLAY TRUST	THOMAS F TIBBITT REV TRUST

ROBERT F & MARY C CHITWOOD	JAMES P & MARY LOU TOMKA

HOLLY HANING	ROBERT HARDCASTLE FAM LTD PRTS

ROBERT ROGERS & CAROLINE BYRD	TRI-STATE THEATRES

LEIGH ANN JENKINS MD	M CYNTHIA RAHM LIVING TRUST

C PATRICK & MARIA C CUNTZ	LAWRENCE E FRANSSEN

DAVID MATHIES	THOMAS W & DIANE T KEOGH

MICHAEL J LABORDE	THE PHILLIPS FAMILY TRUST

BOB LAMB	KATHLEEN A COLLINS

LEROY COOK	EDWIN C BRUMMELS

PHILIP H JR & TADAKO RHODES REV TR	DONALD J & JOY E LEE REV TRUST

DONNIE & ADLEE WITTHAUS	EDWARD J & ROZELEA B GALLATIN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ROBERT C & DONNA D DELUCA	W RANDOLPH & MERRY E ZATOR

CARROL A MCILROY	RICHARD M ABERNATHY

FANE S DOWNS	DILL LIVING TRUST

ROBERT C & MARY A DAVIS	LANDIS REVOCABLE LIVING TRUST

LYNN R & DOTTIE B INGALSBE	RICHARD M SMITH

WILLIAM F & VIRGINIA A MARTIN	MARK COHEN

S L GOFF LTD	PAT A COSTA

BEVERLY L MARTIN	DAVID K PADGETT

ROBERT CHARLES & BEVERLY EVANS	SHARI POLIQUIN

DAVID COOK	EDWARD EITCHES

GALEN & LINDA DRENNAN TRUST	KEVIN J & BEVERLY E BOHRER

TIMOTHY REYHONS	HARTLEY SCOTT FORSBERG

DR RONALD H KOHLMEIER	RAYMOND F LIPPITT

CAROLYN R SANDVIG	WILLIAM & AMY LEONARD

RAY H II & JANIE G WRIGHT	WAYNE STANIEC TRUST

PATRICIA P BAILEY	EILEEN T KILEY

JOSEPH D GORG REV LIV TRUST	RODNEY ROBERT AYER TRUST

HARRY G KASANOW REV LIV TRUST	J D WILLIAMS & N H WILLIAMS

VAN A NIEMELA & NANCY ANN CROWE	JANET H PARKER

WHITLOCK FAMILY LIVING TRUST	BETTY C BACSKAY

DONNA L JUDD REV TRUST	DANNY F NICOL

JIMMY S JACKSON	ROXANN MAERCKLEIN

JERRY D MCINTIRE	D SWIFT & MAGGIE SWIFT RLT

SAUNDRA A ROHRER REV TRUST	CHRISTOPHER C & LINDA L COOK

GORDON E & SHIRLEY A ANDERSON	CASEY SCHAAF

GARY J BRAMER	F GARY CUNNINGHAM

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
SOLOTKIN INVESTMENTS LTD	NANCY K TEMPLETON TRUST

HARRY YOSHIYUKI TSUJI REV TRST	JOSEPH A GUALDONI LIVING TRUST

VERONICA ORTIZ BUCK	JAMES V REGIER

THOMAS J PUSATERI	CURTIS A DELEGARD

JOHN E SAMPSON	MARK & PAM MCCURLEY

J C JAMES COOK III	ANDERSEN LIVING TRUST

MICHAEL & DAWN CHITWOOD	THOMAS HUNSBERGER

JANET JOKISCH REV LIV TRUST	DR GARY R & E A COLLINS

MARY B PASPALAS	CRAIG R KNOCHE LIVING TRUST

J BUFORD & DIANE ROOK JOHNSON	LEROY & CARLA JUREK

JOHN ANDREW BARRETT	DAVID & ELISSA QUIROZ TRUST

MCINTOSH FAMILY TRUST-2005	ROBERT CHLEBEK

ROGER FRICKEL	LON & ZENA KAUFMAN

DAVID R YOUNG	ANNE K MCCALL SEP PROP TRUST

LLOYD D OPFER	BRIAN K C KAU REVOCABLE TRUST

SIDNEY FLEISCHER	LON & BEVERLEY THOMAS TRUST

WILLIAM R TROEGNER	JO ANN FRY REVOCABLE LIV TRUST

AMELIA P PARKERSON	HOWARD ELSON

STEPHEN J & JO E SCHAAF	EDWIN E DICKAU

PAUL POESSNECKER	CAMERON & LINDA J ANDERSON

BARBARA Z & DAVID S MOSS	RONNY & KAREN POPE

VINCENT REVELS	W L MCARDLE & A P MCARDLE

WINSTON J RENOUD	ANTHONY & BETH RONDEAU

MARK M NAKATSUKASA	ROBERT & MARY KATHRYN VARSANIK

JAMES MULKEY	LINDA HUDSON COHEN

B W BARTEL & S M YUSKOVIC BARTEL	LIM FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
NORMAN R STRICKLAND JR	SUSAN HAAG & MICHAEL PALMER

MARTY GAWLAS	STANLEY R & JUDITH A VANHEMERT

THOMAS J KUZMA	HELEN B ABRAHAM

RONALD L RANDALL	JAMES E & JANICE K REID

STEVEN C FEDER	DALE & DAVE KATT

KENNETH M TROMBLY LIV TRUST	DALE C & KATHRYN B RUSSELL

JOHN T PEISTRUP REV TRUST	FRANK & BRENDA CROUCHER

JOHN CLARK	MARVIN RAY REV TRUST

JAMES C DOWNS	SHARON KIMBERLEY

JOSEPH C LONG	GLEN B DUNBAR III

DAVID A & ANNE M VER HELST	CAROLINE J VAUGHAN

DOUGLAS J & JACI L TERPSTRA	CHRIS BRINSER

LARRY W POESSNECKER	VICTOR J GUARINO

JOHN D MICHAELSEN	GREICO FAMILY LTD PARTNERSHIP

EUGENE GOLDMAN	YANDELL FAMILY LIVING TRUST

TERESA V MITCHUM REV LIV TRUST	SAASEN REVOCABLE LIVING TRUST

FRANCIS L & CLAUDEEN M PENRY	STEPHEN & ANDREA MELLER

COLBERT Y ABE	DAVID JR & SANDRA L LEAL

DEANNE W L HO	ELAINE C DAWSON REV LIV TRUST

LAWRENCE M T CHEW	LYLE HEISS

BINDLER LIVING TRUST	KIRK L & RHONDA K JORDAN

METAXAS FERENTINOS & MARY ZACK	SEAN KENNEDY

BRIAN & LISA PERKETT	DAVID E SARTAIN

J TASHOF BERNTON	RALPH G & DOROTHY G YOUNGBLOOD

ROGER HARRIS FAMILY TRUST	DELRAY G KUMM

LANGE FAMILY TRUST	SUZANNE E MOORE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
THOMAS P KALMAN	MELISSA M GREER

LEONARD ROSENBERG LIV TRUST	JOHN A & NANCY R DAVIDOVICH

GORDON A & VIRGINIA L KRAMER	DAVID A HARRISON

SAUL & NANCY PILCHEN	DON HANEY

JOSEPH P & TONI M FINCO	BILL R & SANDRA E HENSLEY

STUART & NANCY H MILLER	MICHAEL S ESTES

JEFFREY & REBECCA KRIDA	DAVID & JULIE CHEMIN

HAVELKA HOLDING CO LP	RHAOUL GUILLAUME

PHILIP R & CATHY L WEBB	MALVIN L MYERS

MICHAEL A & SUNAY GYORI	SAM C FORD

BETTY T ROMAN	WILLIAM H TUCKER

W PREHMUS & P B PREHMUS	GERALD WININGS

CRABTREE ENTERPRISES LLC	TONY C & SHELLIE ROISUM

KEVIN & ANNA BUCKMAN	ALFORD L & JANET E STEPHENS

DAVID R & BARBARA G PEIRSON	NEIL C & D JANE TAYLOR

ANE-GRETHE DELANEY	DAVID R & DANNA J WOOD

HOLLIS B CANTERBURY MGMT TRUST	ROBYN WEINBERG LIVING TRUST

GLENN R YTZEN TRUST	STEPHEN & LINDA GASPAROVICH

SPRATT LIVING TRUST	SHARYN BOWLING TRUST

RICHARD & DEBRA POLLAK	CARMEL F LUCIBELLO

BARRY F & MELISSA C MCNEIL	JEFFREY & STACY CAMPBELL

DARLINE J OSTAPIUK	R R RACKLEY & C M FONSECA

JOHN M GLIDEWELL LIV TRUST	GERALDINE ROZEK LIVING TRUST

ROLLAND L WALLINGER	DEBRA KEITH

JOSEPH M MILETI	JAMES A STACEY

AARON HILL	LINDA C HESS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
CRUZ & RAM LATHAM REV TRUST	CARMEN & DONNA J TOM

SANDRA Y S YAP LIVING TRUST	JIM L & PAMELA S AMES

BRUCE M & EIKO H BARRETT TRUST	STEUDTNER FAMILY LIVING TRUST

PRINCE 2002 FAMILY TRUST	CROSS FAMILY LMTD PARTNERSHIP

C W FOWLER & J C FOWLER	ROBERT P BRYAN

WILLIAM W & JACQUELINE SPROUL	JOANN TOWNSEND LIVING TRUST

DEV & RENATE BANERJEE	GREGORY P VANNUCCI

J A KRBECHEK FREY & W J FREY	RONALD G FLANARY

KENNETH TODD & JANET S FIELDS	STANLEY & SUSAN HANSEN

CHARLES HOLTON	LOIS K VOLKMUTH REV TRUST

M E & JOAN E EDWARDS	BONNIE PERKINS

JAMES R HEROLD TRUST	BEVERLY PATRICIA S MILLER

GERHARD DREO	PAUL ROBINSON

RAYMOND J BUTTSCHAU TRUST	CHARLES M METZLER

PHILIPPE A M VEETERS & MIRJAM N F MAASSEN	JOHN & KIMBERLY RAYBOULD TRUST

DAVID L & DEBORAH L CRIFASI	DOUG CESAR TRUST

JAMES R & CAROLE A WHITMORE	GLENN MAYER

TRUDY E KEANE REV LIV TRUST	CHRISTIE A HAACK REV TRUST

CHERYL A KRIESER	LESLIE S OTTO TRUST

BILL & MARY QUATTLEBAUM	DAVID MCGEHEE

QUATTLEBAUM FARMS INC	JOHN W JR & ANN A LEREW

GUY T STINSON	HARRY GOLDSMITH LIVING TRUST

PALMER FAMILY LIVING TRUST	THOMAS LUKE

ALLEN P & JANIE L HILL	KAY BRASINGTON

JOAN M WELTZIEN	FREDERICK WINKER TRUST

DAVID A HENLEY	PATRICK & NATHALIE MARQUIS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
DAVID G BASSITT REV TRUST	JOHN & CYNTHIA SUE KENNEY TRST

LORRAINE J LOUDER TRUST	WILLIAM & SHERRY RADCLIFFE FAM TR

ROBERT W ALFINI TRUST	DONALD & CATHY NEVELS

CHARLOTTE LEE	WARREN J BROLL

DR HARTLEY POLASKY	PATRICK H KENNEDY

MAGRID WICHERS	GLORIA J MCELWEE

CHARLES & MARTHA CASHION TRUST	JACK L BURRELL REV TRUST

WAYNE & SHARON PASCHALL	SUSAN J DRUMMOND

CARL S GATES LIVING TRUST	FRED W & MARSHA J CHAY

ROBERT M & TONI N GARRETT	THE SAB TRUST

CHANDRA S KAUP MD PC	ERNEST M & PATRICIA M ADAIR

RICHARD C GAGE	SUSAN M SANDVIG-SHOBE

JOHN J & GENEVIEVE C LYNCH	ROBERT A ROOD

ROBERT L IV & KAREN K SHEPPARD	MATTHEW J & AMY L WISE

MARC F GLICKSTEIN	RICHARD M KOBDISH

GABRIEL A YORIO	JOHN M & ELIZABETH J KAILATH REV TR

HILL-CURRIE FAMILY TRUST	DONALD LUTZ REVOCABLE TRUST

THE JORDAN FAMILY LLC	A ROBERT NEURATH

KATHLEEN J NUCKLES	DAVID J & HAZEL M RICHARDS

GREGORY M ELLIS	LYNCH FAMILY TRUST

ERNEST E OR ELIZABETH J LESTER	JILL A SCOTT

LOREN J FRIDGEN REV TRUST	ELLEN J BEALS

SID H & DOLORES J ROODA TRUST	CAROLYN K JOHNSON

DONALD KELLEY	MARY ASKENAZI

KEN GEORGE	STEVE & JOAN HUDSON

JOHN C BENNISON	GEORGE LEROY & EARLINE HOWELL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MICHAEL E & KAREN C GODAR	RAYMOND P & DEBORAH J PIKULSKI

ANN MARIE SILVIUS	GARY & PATRICIA MIDDLETON

CHARLES BARBAGLIA TRUST	TOM DAGENBACK

MICHAEL A GRAVEN	JOE CAMPBELL

STEPHEN M FLUEGGE LIV TRUST	ROBERT J BOATWRIGHT

AVERY-SIDES FAMILY TRUST	JEAN C FOSTER

GARY ELDER	RALPH E WADLEY FAMILY TRUST

JENNIE MCKINNEY	RANDALL W NICHOLS

HARRY H PRICE	JOHN & JUDY WICK

DAVID ROSEN	JAMES D & VIRGINIA G LINDSEY

RONALD & SUSAN MEREDITH	KEITH C & LYNNE M VALENTINE

VICKI GILES	LAURA A SMITH

JOHN W ALDEN	ROBERT F SALSITZ

JANIE T & ROBERT P SELLERS	G FRANK BAUGHMAN

NANCY HEDRICK	BEN & SARAH STRAKA WALLERSTEIN

EUGENE F HOLLAND SR	BRUCE & ADRIENNE ROGOVE

SHERRI DAVIS	STEVE W MYERS JR

GEORGE ROSEMARY TCHOBANOGLOUS	KEVIN S ROWE TRUST

CLAUDIA B HUBBARD	JOHN HALUSCHAK

MICHAEL A NAGAO	JEAN V ROWE TRUST

RODNEY KUM FAI LEE REV TRUST	MICHAEL H SNEDDEN

CECILIA L GORMAN	MICHAEL G & LESLIE J HUBBARD

OLSON FAMILY LIVING TRUST	MICHAEL G CLARK REV TRUST

WILLIAM SCOTT KOERNER	LISA AMMONS

JEFFREY A & DABNEY H ROUSH	JEROME & SANDRA BONVIE

G J GILLEN JR & W A GILLEN	T W CARNEY & C A GOODHEART

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
GARY D & JAN M GOOD	ERIC A SHELDAHL

PAMELA L STINSON	JOHN R SCHUENEMANN

MICHAEL A SWINKELS	KNOWLES A OVERHOLSER

DAVID T SIGNORI TRUST	STEPHAN MOGELNICKI REV LV TRST

JEROME E & JOAN R SMOLA	RONALD & CAROL KOHLMEIER

LOUIS DITOPPA	BRUCE W ROBSON

JOHN C & BETH F ELKINS	JEFFREY C FLAMM LIVING TRUST

MELISSA A GRIFFIN	LYNDA L SAWCHUK LIVING TRUST

GARY W MAZUREK	ROBERT A REPP

HUNTER LIVING TRUST	NICHOLAS J CALIO

WILLIAM EASBY-SMITH	TOM DILLEHAY

ISAAC & SHOHREH YOMTOOB	MARK E ENGBERG

PATRICK T & HEIDI A CARNEY	DALE & KAREN DAVIS

WESTFALL REVOCABLE TRUST	TY & ANGELA WIGGINTON

RAUL N & SUSAN CALVO	EDWARD W MACKIN SR

ROBERT J & CATHERINE HEINSOHN	PATRICIA Q DUKE

SUSAN AINSLIE	DENISE & KEITH YANCEY

WILLIAMS REV FAMILY TRUST	MICHAEL STILWELL

JAMES M BISSING	BRYAN K & ELIZABETH A ANDERSON

MARK & WENDI SWIDLER	CHARLES D JR & BRIDGET WOOD

SUPPAN LIVING TRUST	RJS TRUST

JEFFREY D HENRY	LAWRENCE C KUMM

WILLIAM R HUGHES	ROBERT J CHUSTZ

RICHARD W PHILLIPS	THE KNOWLES FAMILY TRUST

FETTERS FAMILY TRUST	JAMES M JENKINS

CAROL L HUME	ROBERT & PATTI BOSSI REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MARJORIE J REID FAMILY TRUST	BARBARA A LOCK TRUST

DONNA L HARVEY	OPPENHEIM LIVING TRUST

DONALD C TEMPLIN	PAULA VANDERFORD

DAVID & TRICIA ROBERTS	MARK R & CAROL C STELLHORN

CHARLES W MOCK	JULIA THORPE TRUST

BRADLEY & KIMBERLY HAWPE	DANIEL L KAISER

JOHN C HARVEY	PODOSKI REVOCABLE TRUST

A KEN FLAKE	HAROLD & BONNY POAGE FAM TRUST

NELSON FAMILY REVOCABLE TRUST	ROBERT G POAGE JR FAM REV TRST

JED & GLENDALEE SCULLY	GENE BALL

PATRICIA JEANE DONAHOE-BARGER	BRIAN RANELLE

PATRICIA MCDONALD	PAUL N GESME

ROBERT W & JOYCE M TRECARTIN	WILLARD JAMES STEGER

JOSEPH R CURRY	NANCY K HARRISON REV LIV TRUST

MARK J GRUDZIELANEK	PAUL F & KELLY R ROSE

DAVID S MOWATT	ROBERT H HOH TRUST

JANET M WENDORF TRUST	A J & MARJORIE GAYLE STOLL

RICHARD L WENDORF TRUST	DENNIS W LEWIS

JOHN P AHLERS	ROSS & SHIRLEY LEEPER TRUST

MELROY STRACKE	BRADLEY T STENSRUDE

GERALD S CALVERT	PAUL J CHATHAM

VIRGINIA V NEVILLE	LUCY M PEARCE REV TRUST

SUZAN SLOAN	J J GRIFFIN JR & L A VORONA GRIFFIN

GRAEME M & LINDA A CASE TRUST	GIAMPIERO PALLADINO

DOUGLAS J SHILLIDAY	RITA P COLLISTER REV LIV TRUST

RETT & JEANNE HUMKE	LAWRENCE E & ROBERTA S YELLEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
LEONARD & CORINNE BICKMAN TRST	THE JACOBSON REVOCABLE TRUST

OPAL CLIFF TRUST	MICHAEL A COGDALL

THOMAS E & SUZANNE L MCDANIEL	LEO STRAKA TRUST

GEORGE P TURNER	DIANE J & GREGORY P HOFER

TED HASSELBRING	DONALD L & CAROL A MILLER

CHRISTOPHER J RANCK TRUST	WILLIAM H HAMES

CAROL TRULUCK	KENNETH LANGLEY

DENISE M BRILL	DIERDRE L HURD

JARVIS ANDREW KEEL JR	JAMES E ARRINGTON JR

LOUIS M RUGGIANO	C ROD & JANN D MURCHIE

MICHAEL & JANICE O’NEAL	SHIRLEY C SNOWDEN

ANDERSON LIVING TRUST	JANICE E CHILDRESS

NANA FAMILY TRUST DATED 8-4-97	C RON DILLON

CLIFFORD C M WONG	LEWIS PATTERSON

WM MICHAEL MCCULLOUGH JR TRUST	PATRICIA PARRINO

RICHARD W BORK	BRENT BRYSON

ERIC CUMMING	MILLER TRUST

SUSAN E KLEE	JAMES & LISA O’NEAL

JOHN W MONSTED	DENNIS & MARY ANNE WARNER

SARLA SINGH	S RAMANATHAN & B SHANTHA FAM TR

GARY DE JONG	DOX & HANEY REVOCABLE TRUST

MAX & ROMA MILLER	CRAIG ISRAEL TRUST SCHEDULE A

MARK & BETSY BASS	SEREDIAN FAMILY TRUST

JOHN & JOANN CAHILL FAM TRUST	JAMES & DOROTHY ELSBROCK

JANE E BEST REV LIV TRUST	MELFORD L STRAND LIVING TRUST

A M & GERALDINE T YAZDI	HAMILTON LIVING TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
MICHAEL A & BETTY L GRAVEN	DR VINCENT JOE

BRUCE WITTE	THERESA A OGLES

JUANITA LAKE PROPERTY LLC	ANDREW KORCEK

MICHAEL QUINN	BEN & SHERRY K WHITSETT

LINDA L WILLIAMS	RICHARD C BURNHAM

THE 1990 ARNERICH FAMILY TRUST	ALBAN P THIERY

LEE R PHELPS JR	PAUL JAMES TUOHIG TRUST

DONALD & JACQUELYN DOWNER	TERENCE HANLEY FAMILY TRUST

BRIDGET M NUROCK	ORMAND KOSKELA

MICHELE M KRAFT REV TRUST	JOHN A III & CYNTHIA A SECRIST

NORMAN RANDALL REEVES	D K W BRANCH & L D BOISOT SR

SCOTT REEVES	WALTER S & MELANIE KENNEDY

PARISH M CROPP	HAROLD & KAREN WARREN

MICHAEL L CATLETT REV TRUST	JAMES P & MARY K JACOBS

MARY LEIGH ARMSTRONG NEIL	BARBARA PIKE ROCKEFELLER TRUST

P YODER WISE & R WISE	ROBERT T BALLANCE

W CASAGRANDE & J F CASAGRANDE	LOUIS M & DONNA M CUBELLI

M A COLLINS & R I BROUDY COLLINS	BRENDA WARKOW

RUSSELL D & WINDI B VERNER	CHRIS BURROWS

DAVID J BIANCO	JAMES G BROOKS

TIMOTHY R & ANN K LABEAU	MARY B & JEFFERY K WIRTH

MARCUS TIDEY	BRENT C ANDERSON

CHARLES E & MARY K WALKER	MARY E SUDBROCK-LUCIDO TRUST

EDWARD A HOUSE	JAMES A CARTER FAMILY TRUST A

NICK HATZIS	JUDITH A ESPY REV LIV TRUST

WILLIAM B HUBBARD	WMS FINANCIAL LLC

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
CHRISTOPHER FASNACHT	DOROTHY J ZUNIGA REV LIV TRUST

DAVID N GREEN	JOHN & JANICE ROONEY

BARBARA TISHERMAN	LO-I RUEFENACHT LIVING TRUST

CHARLES H COLBY	D KLEINSCHMIDT & K L OLNEY

LOREN & MARTHA HANSEN	BYRON & JANA RAE OLIVER

KERRY P DAY & EDWIN E MACHON	KAREN C & TIMOTHY SHAFFER

PAUL DODGE	BRIAN A MOTTER REV LIV TRUST

MICHAEL & DEBRA ZAREMBER	STEVEN & LEANN MALECHA

GWENDOLYN J SCHARP	JOHN & ELIZABETH RUSSELL

GEORGE S RICHARDSON	PATRICIA L & STEVEN G SUTTER

DR J H STEWART JR & J C STEWART	TONY LAM REV LIVING TRUST

HENRY J POLLEY	ELIZABETH W HALLORAN

THOMAS PRICE	ROBERT & ANASTASIA HARRISON

KENNETH L GOEWEY	ROBERT DALE MORRIS

MICHAEL M MACAULAY & JENNY SUN	SANJEEVI C & SHANTHY STIVAKARAN

CHRISTOPHER & STACY JOSLIN	GLEN J & JULIE M REINKEMEYER

JOEL & JANET COOPER REV TRUST	ANTHONY J & MICHELLE B MAZZARINI JR

MARY J TONE TRUST	VICKI GAUSEPOHL

DAVID W & DIANE M PETERS	THOMAS & GAYLE C JEMISON TRUST

JAMES & SHARON MEAD TRUST	BAR-L COMPANY LLC

DONALD E & PATRICIA MCFARLAND	RONAN & CINDY SMITH

ROGER A & JANET R GORMAN	STEVE C DOSSIN

JOHN E GORELY	LUCILLE A ROCHE

JOHN D & BERNICE L PETRICH	KATHY LOERA TRUST

KEVIN E HARRIS TRUST	MICHAEL QUINN

OLIN R PAINTER	TRACY I GEORGE TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
ANITA C DAVIS TRUST AGMT	ROBERT E STORY JR

WILLIAM & CAROL BROWN	JEROME & CAROL J DEREGO

TED & ELLA BEELER REV TRUST	HASHIM YAR TRUST

THE OLDENBURG LIVING TRUST	RENEE L MILLER

RONALD D LUTES REV TRUST	JOHN PHILLIP LITTLE

BRENDAN & RHONDA DONNELLY	JOHN D & SANDRA K WILSEY

ISADORE JULIUS SCHOEN TRUST	CAROL WOLF

RAYMOND L FLAKE	NANCY VAUGHN

LLOYD B ALFORD	JANE E CHARREY LIVING TRUST

JEFFREY A & DEBRA J CARDWELL	CLAUDE ERVIN & SANDRA KAY KEY

HOWARD M GROSS	MAR A & ROSELLA E KNITTEL

GEORGE JAMESSON	RAYMOND H REBECK

PAUL J ROY	STEVEN R DAVIS MD

PAUL H BENSON	G RYAN EADS

PAUL & JUDITH O’NEIL	DOUGLAS THARP

SUSAN MAZUR	WALLY & CHRISTINE THOMSON

FELIX & REBECCA CACCIATO	STEPHEN R & CHERYL A MIXSON

MARC ROCHMAN	R MARK & ELIZABETH R HENSLEY

WILLIAM T & CAROL A CARPENTER	CHARLES BREWER FISCUS TRUST

NORMAN W & NIKKI L BENSON TRST	SETH M SMITH

PATRICIA MCGRATH LOTT TRUST	KRISTEN A & ERIC D SEVERSON

SUSAN F THAIN REV LIV TRUST	CHRISTOPHER KING

GEORGE F & MARIAN L CHRISMAN	DONALD & IRENE MCMAHON

CANDICE D PREJEAN	ROBERT C & SUSAN J FREDRICK

PAUL & AMANDA BROWN	MARION & RENE R PELEMAN

GREGG A SMITH	PETER & MARGARET BAUMANN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
FRED D CRISP	LISA G LANE

DANIEL STAHL	STUART CRAWLEY MD

DAVID WINSTON	ROBERT R STRAKA

LESLIE M LITTON	MICHAEL STEWART

JOSEPH H KRAUS	THOMAS G & SUZETTE B RUSSELL

GEORGE G MILNE	DAVID C & LYNN SHEFFIELD

LINDA BOBO	WILBERTON GROUP LP

SAM & BETH PERLOZZO	C B HEDSTROM & M M HEDSTROM

THOMAS D TURNBOW	JOHN E HEILSTEDT LIVING TRUST

JEFFREY A LIGGETT	THE JACOBS TRUST

DAN EVANS LEWIS TRUST	RICHARD M DAVIS TRUST

PFEIFFER-BENET FAMILY TRUST	GEORGE E & CATHY H VAUGHAN

JOHN M & DEBORAH L GENTRY	KEVIN VAN DYKE LIVING TRUST

SETH M REISS	VORHEIS FAMILY REVOCABLE TRUST

A D CHERRINGTON	CYNTHIA MARIE BOND TRUST

BARRY G & CAROLYN C MORLOCK	JASON & MELINDA MCNAMARA

KURT KECHELY & GRETCHEN J KECHELY	JOHN LUNG CHU REV TRUST

WILLIAM N ENGLE	TULLIE JONES JR

KATHLEEN H THORPE	REGINALD & JULIE JONES

DAVID N & ALISON MAIDER	MICHAEL S MANDERSON

RICHARD & CHRISTINE CORSARO	CARACCIOLO FAMILY TRUST

THOMAS O & KATHY A GRISHAM	DENNIS & SHIRLEY LONG

THOMAS M & MICHELLE LADD	JOHN & JENNIFER KARA BLANCHARD

ANITA KUSS	R CRAIG SMITH

KATHY L BOWMAN REV TRUST	D LANCE HIDALGO

DAVID K ENDO TRUST	ROSANNE SHORMA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
GARY COWGER TRUST	NANCY & ALBERT TALLEVI

ANTOINETTE V GUIDO	LARRY & LISA BOYD

WALTER W & IVA MAY WHITAKER	E DAVID & BARBARA E KING

EMMETT B FORMBY	EDWARD & DEBORAH ROCHMAN

PETER & DEBORAH ISACKSEN	LYNN BREINDEL

JEFFERY R & JULIE K DOOM	BEN MCDONALD LIVING TRUST

DAVID A & JEAN SHURTLIFF	EDWARDO & COLETTE BEDOYA TRUST

RALPH F HALL	PATRICK D LAUGHRAN

ROBERT BAIR	ANNE O MCALISTER

JAMES H SWAIN	ANDREW W MATHEWS

BART & KELLY PRESTI	DAVID YALOWITZ

KYESON A CUMMINGS	THE DEBRUIJN FAMILY TRUST

PASQUALE & MARY ANN BOMBINO	JOHN B SPENADER TRUST

CHARLES KAUFMAN	EDWARD LEMELIN

ELIZABETH BERMAN	MARGO M GLATER

DAVID H FRANCISCO	STEPHEN R SCHAEFER

DONNA ALEXANDER REV TRUST	HOWARD P & DEBRA A KLIER

JAMES L NG	KENNETH W & ANNA P KIDD

MICHAEL WILLIAM DUPRE	L W DAVIS

CHRIS KIDD	RICHARD W CARR

JOHN STENGEL	JOSEPH VILLIRILLO

DEBBIE J BARBER	SURGICAL TEACHING ASSOC PLLC

BRENT G & KRISTIE L BOEHRINGER	ANNETTE SHARP

FREDDY E & AUBREY L MCFARREN	MICHEL D & VICTORIA L CLIFFORD

ADRIEN P & ODETTE M RICHARD	STEPHEN & MARY K HAMILTON TRST

BENSON FAMILY TRUST	PETER F & GALE M JENSEN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
M L & M M HEBBLETHWAITE	ROSS G GRIMBALL

PIRKLE FAMILY TRUST	GERARD R & JILL A BAKER

SUSAN T DUPONT REV TRUST	DONALD & BETTY CHRISTIANA TRST

WILLIAM J & POLLY SURHOFF	DAVID M BUTLER

LYNIA BAILEY	ROBERT & JANET MEGRAW FAM TRST

JERRY B & CATHY HANSEN	JOHNSON-MORENO FAMILY TRUST

WILLIAM F WILES	JOSEPH & ROSEANNE STACHECKI

THE SHANNON FORTUNY TRUST	CLS ENERGY ENTERPRISES II

WALTER K HORIKOSHI	GTF ENERGY ENTERPRISES II

JON H SCARPINO	KENNETH D & DARLENE SIDES

BONNIE ROCHMAN & DOV PINKER	R & J ENERGY ENTERPRISES III

REBECCA C LEIBMAN & JOHN HOSKINS	BEATRICE M KONDA REV TRUST

VERNON & TERRI SUTPHIN	RALPH N & KATHLEEN S FORAKER

VINCENT J DEANGELIS	SCOTT J & JANELLE J PELLETIER

JAMES A BABCOCK	FREDERIC E & DEANNA M WANZEK

MICHAEL S MAKIYA	SHAUNNA SALZETTI-KAHN

THE OLSEN FAMILY TRUST	IRVING ROSONBLUM LIVING TRUST

ROBERT & JANNA CRIST	KATHLEEN MITCHELL

DAVID & SHELLI FOLKES TRUST	TODD & TINA LIBERTO

DIANE LEWIS	GARY & JILLIAN E LALLENSACK

KENNETH E BAKER	THOMAS ROYMAN

STANLEY CLARK	ANDI & JOHN STIX

THOMAS MICHAEL O’CONNOR	WENFU & HUIYING CHEN

ROBERT F & CYNTHIA C NASH	LINDA FAYE VOGT TRUST

KNUT & ANNETTE ERIKSEN	PRAG LIVING TRUST

JONATHAN D SPANGLER	M KENT OTTO

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
SANDRA DALEIDEN	LEROY FUNDINGSLAND

ROBERT D & GLINDA B POE	MIKE & LAURA SKAGEN

ANDREA M FOLTZ	JOHN C OTTS MD

JAMES W ALLEN	FRANCIS G H & JENNY E-PING LEE

MAX I HIMMEL	BRENT J COSGROVE

REDDY FAMILY TRUST	VIRGIL CORCORAN

DEBRA E WINDHAM REV TRUST	RICHARD H FITZGERALD LIV TRUST

BRUCE HOWELL	JOHN P & LINDA K CHEMALY

ERIC A LANGE	JUSTIN WHEELER

MARY MILLER DICKINSON	ANTHONY P LOPRIORE

TODD J GUERIN	GOLBA REVOCABLE TRUST

DAVID R & LORELIE L ANDERSON	KAREN R HEAD REVOCABLE TRUST

CHARLES & ALICE DECOSTERD TRST	JAMES M JOHNSTON III

JOSEPH W JR & SUSAN KAHIAPO	ANGELA & THOMAS PROST

PELHAM N & MARION D NORRIS TR	ROSEMARIE LIPPMAN FAMILY TRUST

DENNIS S & GLORIA SIROSKY	TERRY L & ANNELLE R BECK

RODNEY G & JILL KOFORD TRUST	DAVID J & NORA M CUMMINGS

DONALD R & DONNA J MCCURDY	SHERENE HUNTZINGER

DAVID W ELLIOTT REV TRUST	GARY L & HARRIET L PECK

JOSEPH & LIZETTE PETER	JR TEEM ENERGY ENTERPRISES III

GREGORY DURRETT	JAMES & REBECCA B JOHNSTON

CAROLYN E PARSONS REV TRUST	ZELPHIA MERKEL

RICHARD J TUCCI LIVING TRUST	R M HOWARD JR & K H HOWARD

GARY H KNUDSEN	MALCOLM YOUNG

KENNETH A & GAIL A BATTERBEE	DONALD J ROENNIGKE REV TRUST

STEVEN G PARADISE	RICHARD & CATHY TRUEHART

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
RAJESH S CHAWLA	TERRY L CUSICK

THE COONS FAMILY TRUST	WARREN B STICKNEY

TERRY R BORN	JEFFREY A & JANET L FOSSELL

RICHARD B CARLSON	DONNA T & DAVID L MAJCEN JR

MARK RAMSEY	DAVID & DIANE CHARLTON

ROBERT G & MARILYN A EVANS	J R CHRISTIANSEN & C J CHRISTIANSEN

CELESTIA MAE PARSONS WEST	FENNELL & MONDAY LIVING TRUST

DANIEL S SCHWARTZ MD	BRUCE J & JACQUELINE A KELMAN

BARBARA M HOVE	SUNDA KROOPNICK

R RAY BROWN	RICHARD S BURTWISTLE

WILLIAM W & DIANNE S HANSEN	HILLARD D JONES

C LEIGH HUTTON & THOMAS W HUFF	PRAFUL & JASHODA PATEL

CORNELIA WENGHOEFER	ROBERT F KELLIS JR

GARY W & JANINE L GODWIN	KENDALL J HIRAI

GALEN & KATHY COBB	ROBERT SHARP

MAYNARD NELSON	JARED FREDRICK

WEISSBERG FAMILY TRUST	LLYNN & TONJA KUNTZ

BRICK DISTRIBUTORS LLC	PAUL A FREDRICK

JONATHAN S KROHN MD	BRUCE & APRIL ERICSON

DR V LICHTENBERG & N LICHTENBERG	ANTHONY J PIRRITANO

GEOFFREY H & STACY HARRIS	TOM & JUDITH BICK

JOHN BICKERMAN	ROBERT & LINDA ROTHERMICH

RCB ENERGY ENTERPRISES LLC	DORIS A KING

THOMAS E DURKIN TRUST	THOMAS D JONES

GREG & MEREDITH MCALISTER	PAUL R & SUSAN K BARLOCK

DOUGHER SURVIVOR TRUST	GERALD DEE CAMPBELL

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
RALPH O FISKNESS	CHARLES & SUSAN BROWNING RLT

STEELE FAMILY TRUST	SHAWN M RECORD

CAROL L LADY TRUST	NELLANETTE ARAKI

JAMES T SPEIRS REV LIV TRUST	JERROLD V & JOYCE F LARSON

NOEL C BORCK	MICHAEL J & ROSEMARY B MASON

MARK D FOWLER	THOMAS C FREDRICK JR

HENRY G MATTHY	SCOTT & PATRICIA MEDEN

JAMES R & PAULINE C MACKINNON	SAMUAL CHAPIN & LORETTA SOFFE

SCOTT A & PAMELLA S NEWMAN TST	MARCUS PINNOCK

ANDREA T FRAZER LIVING TRUST	MARK C & SHERI A ROGERS

ANDREW M LEBBY	GEORGE D HOLLAND

ROBERT D WHITTEN REV LIV TRUST	SIDNEY N FRANKS

WILLIAM L GREEN	WILLIAM P MALEY

DANIEL J KOENIG	ROBERT W WYNNE III

ROBERT L SCHROEDER	JAMES & MARIE LINTON

DONALD W & SHIRLEY A MYERS	ANNMARIE NEWMAN

CAROL L HAERTLEIN	SHUN HING V CHAN

KENNETH O HARRISON REV LIV TST	DALE G MORRISON

JEFFREY S & DELORES J VAN DYKE	P LEE BATES

DENNIS P VAN PATTER	ANAZION CORDEIRO

BILL J STEWART REV TRUST	R FLOYD GREEN

DUANE H BENNE REVOCABLE TRUST	GEORGE E GEIER MD

MICHAEL D & AMBER L JANAK	THOMASINE L GISSEL

DEAN R PIETERS REV TRUST	LAVERNE C GLOVER TRUST

BETTY M HONBO REV LIV TRUST	BRIAN C WILLIAMS

FREDRIC NORITAKE & PATRICIA NOLIN	BERNARD RODELL & SUZANNE PERKINS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
NEAL A CHASTAIN III	WENDA H MILLARD LIVING TRUST

T L COLGAN & R A COLGAN	ADAM & JANA TIMMERMAN

ALVIN L & CYNTHIA M STIGGE REV TR	RONALD SCHELLHASE REV TRUST

MELINDA LINDBERG	WILLIAM M LAWSON

DWIGHT L BOSTIC	KABALIN FAMILY TRUST

DOUGLAS & JEANNETTE VAN WYK	DAVID W & THERESE A BEWLEY

MICHAEL L TILBURY	THOMAS H GARNETT

DONALD W BURT	DONALD M JACKSON

VINCENZA P FILINGERI REV TRUST	MAX ROBINOWITZ REVOCABLE TRUST

MICHAEL J & MARGARET FILINGERI	JOHN DOERING

FREEMAN FAMILY TRUST	KATHY S EBBERT

MARILYN J LINTON LIVING TRUST	JULE B BUTLER

HAZLETTE FAMILY TRUST	ROY & ARLENE ZINANTI

RAYMOND J & MARJORIE D BRCKA	KARL WAGNER

LEE A PRIVETT TRUST	J J BARRY & V C GIOVINO-BARRY

STEPHEN E LINDEMANN TRUST	THOMAS J & PAMELA R PUSATERI

WENDY W MCARTOR	AMELA R PUSATERI

DANA L SCHMELLER REV LIV TRUST	JAMES & JAMIE SULLIVAN

KUYKENDALL 2007 REV TRUST	PHYLLIS & CHARLES WESTON

RONALD B & KATHY L TAYLOR	STANLEY L & BETTY J NOVE

JAMES L KRANZUSCH	JAMES & AMANDA SAFKA

JOHN R & WENDY R KEENA	JAMES A TAYLOR

PATRICK E DOUGHERTY REV TRUST	PETER & JO ANN RALL

DEBRA A & ROBERT L REIMERS	J MULLIGAN INVESTMENTS LLC

CARLTON N BROWN	RICHARD L & BEVERLY J STREAN

JEREMIAH S HUBENY	RUEKO KITAMI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
BILL KINGSBERY	JENNIE L CHIN TRUST

ALLAN B & ANNETTE GROSSMAN	RAM & SITA LALCHANDANI REV TST

ALTA LEE WHITMORE	JEFFREY D & PATRICIA BILLINGS

ROBERT L GOSSETT TRUST	LEO & EILEEN ARNOLD

BRANDEE K SANBORN & DIANA GARZA	ROBERT & CATHY SHORMA

RICHARD M CARLSON REV TRUST	ANDREW & JOANNA WANG

DAVID H & DONNA M DAVIS	MARTHA H & LEE G GISCLON

JON POLOKOFF LIVING TRUST	JASON B YU

ALEXANDER B CREDLE JR	YVONNE S FONG

DAVID G & BEATRICE M TAKACS	DENNIS C & CAROL EXSTED

CARR FAMILY REV LIVING TRUST	ROBERT H GIST

REX J & GINA L ELLISON	FRANCIS C REESE

TIMOTHY E POWERS	KENNETH E FLEMING

GUY WAYNE SLEDGE	THE NICOLAI FAMILY TRUST

THOMAS R ENGLISH	GREGG K BURRELL

LEROY ALLEN	MCKEE FAMILY TRUST

ROBERT MILLARD	JOHN T HARTLEY

MARJORIE S L JAY TRUST	LAUBER FAMILY 1988 TRUST

CHARLES MASARU KATSUYOSHI TRST	LAGOYDA REVOCABLE TRUST

R SCOTT HOPPE	PAUL R & SINA M I PRADEL

LACI HOLDEN	DONNA BERRY

LEONARD R & JENNIFER K HARRAL	MICHAEL D & MARCIA L SUPA

DIANE E LEAKE	LARRY E PAUL

MARYANN GROODY	CHARLES H & LOLA E BATTLE

HAZEL HOUSTON TRUST	JAMES A CRAIG

DEAN A & KAREN B SCHAEFFER	JON KEVIN & COLLEEN W ATWOOD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
SHERRY LEE ALEXANDER PEARCE REV TR	JAMES R BLUM

DANIEL F LAYMAN JR	ROBIN G BALES

THOMAS R ECHOLS SR	LAURA MICHAEL

EVERETT J & SANDRA R MAY TRUST	SANFORD FAMILY TRUST

RICHARD L & DORIS A BROWN	RANDALL E & VELIA L CONGER

EARL J WILDE III	KIRK MOTSENBOCKER

JOHN & MYRA GREVE	LUCILE LANSING

SANDRA R & EVERETT J MAY TRUST	VINAY S GUNDI

WALTER J BELANGER TRUST	BLAND LIVING TRUST

SAMMY GILLIAM	THEODORE J & ANITA G BERGSTROM

ERIC & BENNETH STAFFORD	PAMELA M DOWNER

ROBERT W GURNEY	PAUL A & PAMELA J BUMANN

LARRY D THOMPSON REV LIV TRUST	WILLIAM O SCHAFFNIT

RANDALL L TALLENT	JOHN A & BARBARA K BEILFUSS

MATTHEW T & LESLIE M LINDNER	MARK S & JENNIFER R HOMER

LEVIN FAMILY TRUST	JOHN & MAURA MCDONALD

ERIC A SHELDAHL	DANIEL & GAYLE DECKER

KENNETH C & JUDITH A MAYNARD	ALAN R KING

MARY H & JOHN MILROY	CHARLES & KAREN WAKEFORD

MIN-HUI KU	SUSAN FORDE-BUNCH

HOPPE-MARKLEY LIVING TRUST	LEE K CAHOON

SAMUEL E SMITH	ROHAN SUNDARALINGAM

HELOISE POVEY	J MARCUS LANEY

ROBERT J & KATHLEEN J OLSON	SHELLEY M & KATHY C BOWLES

K BENTLEY KRAY & R E BENTLEY	THOMPSON FAMILY TRUST

RAYMOND C & JULIE R BISBEE	HUBERT C SR & ALICIA L AUCOIN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
WOODMAN FAMILY TRUST	JOHN G JOHNSON JR

JACK R & WANNELL T ENGLISH	DAWN M CAVENEE

DAVID K YOUNG	JAMES S JR & TINA L BARRINGTON

DENNIS L HANSON	DAVID M SILBERMAN

DOUGLAS MASSINGILL	G J DELATTE & A C EDWARDS

JOHN P GRIFFITH	MARJORIE B DAVIES

FREDERICK R APPLETON	ROBERT S BROOKS

MICHAEL DEVINE	THOMAS E MCCLANAHAN

PATRICIA ANN GUTER TRUST	KEITH D & NANCY B BROOKS

HOWARD CORBETT	GENE W LIERMANN REV TRUST

JOHN J CONDEMI MD	JAMES & DOROTHY EDLER

BEULAH PRUETT WATTS LIV TRUST	RICHARD & JEAN MCINTOSH

CYNTHIA L AYERS LIVING TRUST	THOMAS M JR & KATHLEEN STEPP

MARTIN STOTT SR	WALKER M & CHRISTI D BROOKS

DAVEY B & NANCY C STALLINGS	RAYMOND SHAFFER

ROBERT & ELIZABETH FITZGIBBONS	FERGUSON REVOCABLE TRUST

CRAIG & LORRAINE VECCHIOLA	C SCOTT & BARBARA GUTSHALL

KAREN SAGAN TRUST	CLIFFORD PARTNERSHIP LTD

VAN EJK DECLARATION OF TRUST	JAMES L RATHBUN

RUTH J MISCHNICK DEC OF TRUST	MARLAN V OLSON

WENDELL K LEE	ALVIN J BIAGAS JR

LESTER G L WONG SELF-TRSTD RLT	GREGG A KOLDENHOVEN

SARA G SMITH	DAVID D DEMCHUK

ALVIN J JR & ELAINE M DENNIS	KEN A & N JEANETTE BRADLEY

RONALD R JOHNSON	FRENCH H MOORE JR

MARY E UTLEY TRUST	ELDORA L CHANG TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 07-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME
LANE & IRIS C RODGERS	LLOYD K MIGITA REV TRUST

NICHOLAS L LA FONTAINE	DIANNA S JAQUA